SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2003

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

512-837-7100
Registrant’s telephone number, including area code

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signature
Exhibit Index
EX - 99.1 Press Release

ITEM 5: OTHER EVENTS

On November 14, 2003, Citizens, Inc. issued a press release announcing the declaration of a 7% stock dividend payable December 31, 2003, to holders of record as of December 1, 2003. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith is the following:

Exhibit No.	Description

99.1	Press Release dated November 14, 2003

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Mark A. Oliver

Mark A. Oliver, President

Date: November 18, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 14, 2003

5